RiverFront Long-Term Growth Fund

Trading Symbols:             RLTSX – Investor Class Shares
RLTIX – Institutional Class Shares

Summary Prospectus

May 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at www.bairdfunds.com.  You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com.  The Fund’s prospectus and statement of additional information, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the RiverFront Long-Term Growth Fund (the “Fund”) is to provide long-term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses Acquired Fund Fees and Expenses	0.88% 0.21%	0.88% 0.21%
Total Annual Fund Operating Expenses	1.99%	1.74%
Expense Limitation(1)	-0.84%	-0.84%
Total Annual Fund Operating Expenses After Expense Limitation	1.15%	0.90%

(1)
The Fund’s investment advisor, Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”), has contractually agreed to limit the Fund’s total annual fund operating expenses (including acquired fund fees and expenses) to 1.15% of average daily net assets for the Investor Class shares and 0.90% of average daily net assets for the Institutional Class shares of the Fund, at least through December 31, 2011.  This obligation excludes taxes, brokerage commissions and extraordinary expenses.  If such expenses are incurred, Fund expenses would be higher.  The Advisor is permitted to recoup the fees waived and/or expenses reimbursed within a three-year period to the extent of the expense limitation.  This agreement may not be terminated prior to December 31, 2011 except with the approval of the Baird Funds’ Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$117	$451	$896	$2,132
Institutional Class Shares	$ 92	$374	$765	$1,861

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 67.1% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests at least 75% of its net assets directly or through exchange-traded funds (“ETFs”) in common stocks of domestic and foreign companies across varying market capitalization ranges, styles and economic sectors.  Normally, a significant percentage (up to 40%) of the Fund’s net assets will be invested in international equities, including common stocks, preferred stocks and securities convertible into common stocks of foreign issuers, and ETFs and other collective investment vehicles that invest in such international equities.  The Fund may invest up to 20% of its net assets in stocks of companies in emerging markets. The Fund will not invest more than 25% of its total assets in a single ETF.  The Fund invests in stock of companies with various market capitalizations but will typically limit its investments in domestic companies within any single market capitalization category to no more than 50% of its total assets for large-cap or mid-cap and no more than 35% for small-cap.

In constructing the Fund’s portfolio, the Fund’s sub-advisor, RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) employs a multi-dimensional investment discipline, involving:

•	Strategic asset allocation
•	Tactical adjustments, sector strategy and optimized security selection
•	Disciplined risk management

RiverFront will sell securities when it no longer believes they present attractive relative long-term growth opportunities or when RiverFront changes its strategic asset allocation or makes tactical adjustments to address underperforming asset classes.

Principal Risks
Please be aware that you may lose money by investing in the Fund.  The following is a summary description of certain risks of investing in the Fund.

Allocation Risks
The performance of the Fund relative to its benchmarks will depend largely on RiverFront’s decisions as to strategic asset allocation and tactical adjustments made to the asset allocation.  At times, RiverFront’s judgments as to the asset classes in which the Fund should invest may prove to be wrong, as some asset classes may perform worse than others or the equity markets generally from time to time or for extended periods of time.

Management Risks
RiverFront’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect.  Such errors could result in a negative return and a loss to you.

Sector and Securities Selection Risks
The investment returns for particular economic sectors will fluctuate and may be lower than other sectors.  In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments.  Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock markets.  The U.S. and international markets have experienced extreme price volatility, reduced liquidity and valuation difficulties in recent years.  Continuing market problems may have adverse effects on the Fund.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Style Investing Risks
To the extent the Fund focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.  Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

Small- and Mid-Cap Risks
Small-capitalization and mid-capitalization stocks are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies.  In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

ETF Investment Risks
The Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down.  The market price of an ETF’s shares may trade at a premium or discount to their net asset value.  ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares are de-listed from the exchange. In addition, the Fund incurs its proportionate shares of the expenses of the ETFs in which it invests.  The Fund is also subject to the specific risks applicable to each ETF in which it invests.

Foreign Issuer and Emerging Markets Risks
Securities of foreign issuers are subject to certain inherent risks, such as political or economic instability of the country of issue and greater fluctuations in price than securities of domestic corporations.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  There is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.  The risks of foreign investments typically are greater in emerging markets.

Performance
The information below demonstrates the risks of investing in the Fund by showing how the Fund’s average annual returns for one year compare with those of a broad measure of market performance.  Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund toll-free at 1-866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	2nd Quarter, 2009	16.77%
Worst quarter:	1st Quarter, 2009	-9.63%

After tax returns are shown only for Institutional Class shares, and the after tax returns for Investor Class shares will vary.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after tax returns depend on your tax situation and may differ from those shown.  After tax returns are not relevant if you hold your shares through a tax deferred account, such as a 401(k) plan or an individual retirement account.

Average Annual Total Returns as of December 31, 2009	1 Year	Since Inception (October 28, 2008)
Institutional Class
Return Before Taxes	26.86%	28.46%
Return After Taxes on Distributions	26.74%	28.21%
Return After Taxes on Distributions and Sale of Fund Shares	17.63%	24.24%
Investor Class
Return Before Taxes	26.58%	28.09%

S&P 500® Stock Index (reflects no deduction for fees, expenses or taxes)	26.46%	18.63%

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.  RiverFront Investment Group, LLC is the Fund’s sub-advisor.

Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Michael Jones, CFA	2008	Chairman and Chief Investment Officer of RiverFront
Rod Smyth	2008	Chief Investment Strategist of RiverFront
Doug Sandler, CFA	2008	Chief Equity Officer of RiverFront
Tim Anderson, CFA	2008	Chief Fixed Income Officer of RiverFront

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day in which the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1-866-442-2473, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$25,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.